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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 3, 2000 relating to the financial statements of Bargo Energy Company and subsidiaries, which appears in Bargo Energy Company's Annual Report on Form 10-KSB for the year ended December 31, 1999.


/s/ PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP



Houston, Texas
March 8, 2000